                          [MOUNTAIN LANDSCAPE GRAPHIC]
                                   NAVELLIER
                         Variable Insurance Series Fund
                  -------------------------------------------

                                 ANNUAL REPORT
                               December 31, 2001

                                                ANNUAL REPORT, DECEMBER 31, 2001
                                  NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.

                                                   One East Liberty, Third Floor
                                                                  Reno, NV 89501
                                                                  (800) 887-8671

--------------------------------------------------------------------------------
                                                                February 5, 2002

Dear Shareholder:

      It is no secret to anyone in the world of investments that it was a tough year for active money managers, those managers that consistently attempt to beat their respective benchmarks by the widest possible margin. Moreover, it was equally disappointing for most growth managers, as the market dramatically shifted to a value bias after the bursting of the technology bubble. In fact, 2000 and 2001 experienced the most dramatic shift from a growth bias to a value bias in the history of the stock market. Many would concur that it was an anomaly in the market. Great fortunes were made in the market from the lows of October 1998 to the highs of March 2000. Unfortunately, great losses were incurred by many investors from the highs of March 2000 through the post-terrorist attacks of September 2001. What seasoned investors have learned over the years is that the market endures recessions, it endures unforeseen catastrophes and it endures shifts in market cycles from growth to value and vice versa. These are precisely the reasons why veteran financial consultants preach the virtues of long-term, diversified investing. They are also the reasons why we feel it is important for all investors to understand what to expect from Navellier.

                                                    GROWTH PORTFOLIO              RUSSELL 2000             RUSSELL 2000 GROWTH
                                                    ----------------              ------------             -------------------
2/98                                                      10000                       10000                       10000
                                                          10500                       10412                       10419
4/98                                                      10520                       10470                       10483
                                                          10140                        9906                        9722
6/98                                                      10440                        9927                        9821
                                                           9990                        9123                        9001
8/98                                                       7930                        7352                        6923
                                                           8610                        7927                        7625
10/98                                                      8740                        8250                        8023
                                                           9730                        8683                        8645
12/98                                                     11220                        9220                        9427
                                                          12680                        9342                        9852
2/99                                                      11720                        8586                        8950
                                                          12750                        8720                        9269
4/99                                                      13350                        9501                       10088
                                                          12850                        9640                       10104
6/99                                                      14340                       10076                       10636
                                                          14200                        9799                       10307
8/99                                                      14470                        9437                        9922
                                                          14660                        9439                       10113
10/99                                                     17010                        9477                       10372
                                                          18430                       10043                       11469
12/99                                                     21616                       11180                       13490
                                                          21566                       11000                       13364
2/00                                                      29717                       12817                       16474
                                                          25923                       11972                       14742
4/00                                                      25279                       11251                       13254
                                                          21817                       10596                       12093
6/00                                                      23327                       11519                       13655
                                                          21596                       11149                       12485
8/00                                                      25662                       11999                       13798
                                                          24363                       11647                       13113
10/00                                                     22451                       11127                       12048
                                                          15950                        9985                        9861
12/00                                                     17919                       10842                       10464
                                                          17950                       11407                       11311
2/01                                                      14048                       10658                        9761
                                                          12958                       10137                        8873
4/01                                                      14934                       10930                        9960
                                                          15006                       11198                       10190
6/01                                                      14537                       11585                       10468
                                                          14028                       10958                        9575
8/01                                                      12907                       10604                        8977
                                                          11715                        9177                        7529
10/01                                                     11593                        9714                        8253
                                                          12275                       10466                        8942
12/01                                                     12887                       11112                        9499

                                                        GROWTH                    RUSSELL 2000
 TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001*    PORTFOLIO   RUSSELL 2000      GROWTH
-----------------------------------------------------  ---------   ------------   ------------
One Year                                                (28.08)%        2.49%        (9.23)%
Annualized Since Inception+                                6.82%        2.78%        (1.33)%
Value of a $10,000 investment over Life of Fund+        $12,887      $11,112         $9,499
*The total returns shown do not reflect the reduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
+Inception February 27, 1998

      For those clients that invested in Navellier's variable annuity during the past year, we fully realize how painful it has been. For those clients that invested with Navellier long ago, we would like to draw your attention to the portfolio's historical returns versus the benchmarks. The Navellier Variable Insurance Series Fund, despite last year's pullback, still averaged 6.82% per year since its inception in 1998 compared to -1.33% for the Russell 2000 Growth Index and 2.78% for the Russell 2000 Index for the same period.

      When all is said and done, it is clear that the market moves in cycles. Although it moves in varying frames of time, the market continually shifts its bias from growth to value and from value to growth. This is why proper asset allocation among both growth and value is so crucial over the long haul.

      Last year (2001) proved to be a frustrating year for Navellier growth portfolios, not only because of performance but because the intermittent market rallies throughout the year seemed to have no fundamental basis. As mentioned earlier, Navellier portfolios are designed to maintain superior fundamentals relative to the broad market (i.e., superior earnings growth, sales growth, profit margins, earnings surprise, etc.). Historically, those stocks with superior fundamentals will out-perform the broad market. However, during 2001 there were periods of time when stocks with inferior fundamentals actually performed better than those stocks with superior earnings. This is not how the stock market typically performs over longer periods of time. In fact, Navellier's 2001 under-performance can be attributed to two months of the year (January and October) when technology stocks surged. Admittedly, we missed these rallies. As a result, the Navellier Variable Insurance Series Fund under-performed its benchmarks. In looking forward to the year 2002 and beyond, we feel we are well positioned to fully participate in the economic recovery. As of December 31, 2001, the stocks in the Portfolio offer strong earnings growth potential and are valued at price-to-earnings ("P/E") ratios below that of the market.

      Although the market may rally at times while ignoring fundamental values, history tells us that the stock market does not ignore fundamentals forever. There have been nine economic recessions since 1945 and we are currently in our tenth. Historically, the average recession lasts approximately 12 months. Considering that we are now in the 11th month of the current economic recession, we firmly believe that the recovery will commence this year. Additionally, low interest rates and low energy prices bode extremely well for economic recovery and expansion. And when a growth bias returns to the market, we anticipate explosive upside performance in our growth portfolios.

      The good news is that the U.S. economy's contraction has bottomed out. The bad news is that no one is quite sure of when the economic recovery will commence. In other words, the U.S. economy has merely stagnated. A few months ago, experts were predicting that the U.S. economic recovery would commence in the first quarter. Then a couple months ago, these same experts predicted that the economic recovery would arrive in the second quarter. Now these same experts are hoping, but no longer predicting that the U.S. economic recovery might happen in the second half of 2002.

      Leading economic indicators recently had their biggest jump in almost six years. However, last quarter's stock market rally was one of the primary reasons that leading economic indicators soared. Also, consumer confidence posted its biggest jump in three years. Housing starts remain strong, which is indicative that lower interest rates continue to stimulate the housing sector. So far in January, consumer spending on new vehicles remains healthy, apparently due to the average consumer's belief that the U.S. economy's problems are temporary. Although we admire the average consumer's optimism, we remain very concerned that last quarter's "0% auto financing" caused some consumers to over-extend themselves near-term.

      As of this writing, the S&P 500 is trading at over 40 times trailing earnings and with overall fourth quarter earnings reported so far down over 20%, many investors are very queasy. The Enron accounting scandal has the media scrutinizing many other flagship companies. A pessimist might say that the stock market is losing credibility and the over $4 trillion on the sidelines in money market accounts and short-term certificates of deposit will likely stay put. An optimist would point out that the stock market and cash reserves are highly correlated and that the stock market will likely rally due to all the money that the aggressive Federal Reserve Board easing has created. The truth of the matter is that the stock market is now getting smart and finally focusing on fundamentals.

      The flow of funds into the stock market will likely hold the key for a strong stock market rally in the upcoming months. Fortunately, after the stock market was plagued by outflows during the past 15 months, there were positive inflows into the stock market in the fourth quarter of 2001. As long as interest rates remain extremely low, we suspect that slowly, but surely, some of the more than $4 trillion on the sidelines in money market accounts and short-term certificates of deposit ("CDs") will continue to meander into the stock market. Future stock market performance is highly correlated to the level of cash reserves, so all the cash on the sidelines is a very good omen of potential future stock market performance.

      The rally in technology stocks that commenced a few months ago now has some technology companies trading at extremely high P/E ratios. Now that P/E ratios have soared, many high P/E ratio companies are now back on the acquisition bandwagon and are trying to manufacture earnings through acquisitions.

      In summary, uncertainty will likely prevail for the U.S. economy and the stock market because there is still no sign of exactly when an economic recovery will commence. Many companies that led the stock market in the past few months are now coming under increasing accounting scrutiny in the wake of the Enron fiasco. This accounting scrutiny will likely persist since we are now in an election year and the news media is having a field day sorting through all of Enron's seemingly endless political contributions to leading Democratic and Republican politicians. As a result, there are a lot of skeptical investors that may stay on the sidelines due to the fact that these accounting concerns hurt the stock market's credibility. The key to stimulating a big stock market rally will be a rise in investor confidence that unlocks much of the $4 trillion that is now on the sidelines in money market accounts and short-term CDs.

      Looking forward, we expect that the stock market will remain extremely selective until earnings visibility improves. Unfortunately, due to the fact that the U.S. economic recovery keeps getting postponed, investors are becoming increasingly impatient about when the overall corporate earnings environment will improve. About the only improvement on the earnings horizon is that overall corporate profits are expected to stabilize in the upcoming quarters. Overall, we are expecting that a very selective stock market rally will likely ensue in the upcoming months, with many of the stocks in our portfolio emerging as new market leaders.

      Overall, we are more confident than ever before. Our Portfolio is characterized by steady earnings growth in a poor earnings environment and the price-to-earnings ratios of our stocks are, on average, substantially lower than the overall stock market. As a result, we believe we will see superior performance in the near future.

      Always feel free to contact us if you have any questions or if we can help you in any way. You may call us at 1.800.887.8671. We look forward to hearing from you.

Sincerely,


/s/ Louis G. Navellier                         /s/ Alan Alpers
LOUIS G. NAVELLIER                             ALAN ALPERS

This material has been preceded by a Navellier Variable Insurance Series Fund prospectus.

The preceding charts and performance numbers assume reinvestment of all distributions.

Please be aware that past performance is no indication of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Indices:

The Russell 2000 Index is an unmanaged index consisting of the smallest 2,000 stocks in the Russell 3000 Index. It is considered representative of the small cap market in general.

The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation.

Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The S&P 500 is an unmanaged index consisting of 500 large cap stocks. It is considered representative of the stock market as a whole.

These indices are not investment products available for sale.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
December 31, 2001
GROWTH PORTFOLIO

--------------------------------------------------------
                                           Market Value
 Shares                                      (Note 1)
--------------------------------------------------------
COMMON STOCKS -- 91.9%
AEROSPACE/DEFENSE -- 2.6%
   1,065  Alliant Techsystems, Inc.*      $       82,218
                                          --------------
AUTOMOTIVE -- 6.0%
   1,300  AutoZone, Inc.*                         93,340
   2,700  Copart, Inc.*                           98,199
                                          --------------
                                                 191,539
                                          --------------
BUILDING AND CONSTRUCTION -- 3.9%
   2,150  Centex Corp.                           122,743
                                          --------------
CHEMICALS -- 1.5%
   1,375  Cabot Corp.                             49,087
                                          --------------
COMPUTER EQUIPMENT, SOFTWARE AND SERVICES -- 18.1%
   2,850  Activision, Inc.*                       74,129
   1,170  Affiliated Computer Services,
            Inc*                                 124,172
   1,575  Diebold, Inc.                           63,693
   1,125  GTECH Holdings Corp.*                   50,951
   1,600  PEC Solutions, Inc.*                    60,176
   2,500  Storage Technology Corp.*               51,675
     900  Symantec Corp.*                         59,697
   1,900  THQ, Inc.*                              92,093
                                          --------------
                                                 576,586
                                          --------------
FINANCIAL SERVICES -- 9.4%
   4,200  Concord EFS, Inc.*                     137,676
   1,875  Equifax, Inc.                           45,281
   2,625  H&R Block, Inc.                        117,338
                                          --------------
                                                 300,295
                                          --------------
FORESTRY -- 1.3%
   1,507  Plum Creek Timber Co., Inc.             42,723
                                          --------------
INSTRUMENTS -- 2.6%
   1,040  Johnson Controls, Inc.                  83,980
                                          --------------
MANUFACTURING -- 11.0%
   1,325  ITT Industries, Inc.                    66,913
   3,875  Mattel, Inc.                            66,650
   1,400  Mohawk Industries, Inc.*                76,832
   1,525  Snap-On, Inc.                           51,331
   1,200  Whirlpool Corp.                         87,996
                                          --------------
                                                 349,722
                                          --------------
MEDICAL EQUIPMENT AND SUPPLIES -- 8.0%
   2,800  Boston Scientific Corp.*                67,536
   2,900  Cytyc Corp.*                            75,690
   1,440  St. Jude Medical, Inc.*                111,816
                                          --------------
                                                 255,042
                                          --------------
PAPER AND PACKAGING -- 4.6%
     750  Ball Corp.                              53,025
     800  Bemis Co., Inc.                         39,344
   1,300  Sealed Air Corp.*                       53,066
                                          --------------
                                                 145,435
                                          --------------

--------------------------------------------------------
                                           Market Value
 Shares                                      (Note 1)
--------------------------------------------------------
PHARMACEUTICALS -- 3.5%
   1,350  Pharmaceutical Resources,
            Inc.*                         $       45,630
   1,825  Priority Healthcare Corp. --
            Class B*                              64,222
                                          --------------
                                                 109,852
                                          --------------
RESTAURANT -- 2.4%
   2,625  CBRL Group, Inc.                        77,280
                                          --------------
RETAIL -- 8.1%
   2,000  Ross Stores, Inc.                       64,160
   2,825  The TJX Companies, Inc.                112,605
   1,850  Whole Foods Market, Inc.*               80,586
                                          --------------
                                                 257,351
                                          --------------
SEMICONDUCTORS AND RELATED -- 8.9%
   2,400  ESS Technology,Inc.*                    51,024
   1,025  Genesis Microchip, Inc.*                67,773
   2,450  NVIDIA Corp.*                          163,905
                                          --------------
                                                 282,702
                                          --------------
TOTAL COMMON STOCK
  (COST $2,550,980)                            2,926,555
                                          --------------
MONEY MARKET FUND -- 9.3%
 296,007  Fund for Government Investors
            (Cost $296,007)                      296,007
                                          --------------
TOTAL INVESTMENTS -- 101.2%
  (COST $2,846,987)                            3,222,562
Liabilities in Excess of Other
  Assets -- (1.2%)                               (36,896)
                                          --------------
NET ASSETS -- 100.0%                      $    3,185,666
                                          ==============
NET ASSETS CONSIST OF:
  Paid-in Capital                         $    6,061,816
  Accumulated Net Realized Loss on
    Investments                               (3,251,725)
  Net Unrealized Appreciation of
    Investments                                  375,575
                                          --------------
NET ASSETS                                $    3,185,666
                                          ==============
NET ASSET VALUE PER SHARE
  (Based on 251,876 Shares Outstanding)   $        12.65
                                          ==============

------------------------
* Non-income producing

                       See Notes to Financial Statements.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2001

                                                                 GROWTH
                                                                PORTFOLIO
 INVESTMENT INCOME
   Interest (Note 1).........................................  $     8,547
   Dividends (Note 1)........................................       10,773
                                                               -----------
     Total Investment Income.................................       19,320
                                                               -----------
 EXPENSES
   Investment Advisory Fee (Note 2)..........................       33,292
   Administrative Fee (Note 2)...............................        9,792
   Transfer Agent and Custodian Fee (Note 3).................       32,197
   Directors' Fees and Expenses (Note 2).....................       18,000
   Legal Fees................................................       17,239
   Shareholder Reports and Notices...........................        9,408
   Organizational Expense (Note 1)...........................        3,504
   Audit Fees................................................        2,500
   Other Expenses............................................          908
                                                               -----------
     Total Expenses..........................................      126,840
     Less Expenses Reimbursed by Investment Adviser (Note
      2).....................................................      (68,065)
                                                               -----------
       Net Expenses..........................................       58,775
                                                               -----------
 NET INVESTMENT LOSS.........................................      (39,455)
                                                               -----------
 Net Realized Loss on Investments............................   (1,977,616)
 Change in Net Unrealized Appreciation/Depreciation of
   Investments...............................................      387,962
                                                               -----------
 NET LOSS ON INVESTMENTS.....................................   (1,589,654)
                                                               -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(1,629,109)
                                                               ===========

                       See Notes to Financial Statements.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                         GROWTH
                                                                       PORTFOLIO
                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                               --------------------------
                                                                  2001           2000
                                                               -----------    -----------
 FROM INVESTMENT ACTIVITIES
   Net Investment Loss.......................................  $   (39,455)   $   (58,613)
   Net Realized Loss on Investment Transactions..............   (1,977,616)    (1,270,384)
   Change in Net Unrealized Appreciation/Depreciation of
     Investments.............................................      387,962       (836,676)
                                                               -----------    -----------
     Net Decrease in Net Assets Resulting from Operations....   (1,629,109)    (2,165,673)
                                                               -----------    -----------
 DISTRIBUTIONS TO SHAREHOLDERS
   From Net Realized Gains...................................           --        (61,442)
                                                               -----------    -----------
 FROM SHARE TRANSACTIONS
   Net Proceeds from Sales of Shares.........................    1,245,773      8,764,877
   Reinvestment of Distributions.............................           --         61,442
   Cost of Shares Redeemed...................................   (1,842,458)    (3,989,433)
                                                               -----------    -----------
     Net Increase (Decrease) in Net Assets Resulting from
      Share Transactions.....................................     (596,685)     4,836,886
                                                               -----------    -----------
     TOTAL INCREASE (DECREASE) IN NET ASSETS.................   (2,225,794)     2,609,771
 NET ASSETS -- Beginning of Year.............................    5,411,460      2,801,689
                                                               -----------    -----------
 NET ASSETS -- End of Year...................................  $ 3,185,666    $ 5,411,460
                                                               ===========    ===========
 SHARES
   Sold......................................................       82,384        364,268
   Issued in Reinvestment of Distributions...................           --          3,491
   Redeemed..................................................     (138,229)      (190,445)
                                                               -----------    -----------
     Net Increase (Decrease) in Shares.......................      (55,845)       177,314
                                                               ===========    ===========

                       See Notes to Financial Statements.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       GROWTH PORTFOLIO
                                                             FOR THE YEARS ENDED         FOR THE PERIOD
                                                                DECEMBER 31,                 ENDED
                                                        -----------------------------     DECEMBER 31,
                                                         2001       2000       1999          1998*
                                                        -------    -------    -------    --------------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Period...........     $17.59     $21.48     $11.22        $10.00
                                                        -------    -------    -------       -------
   Income from Investment Operations:
     Net Investment Loss............................      (0.16)     (0.19)     (0.05)        (0.04)
     Net Realized and Unrealized Gain (Loss) on
       Investments..................................      (4.78)     (3.48)     10.44          1.26
                                                        -------    -------    -------       -------
   Total from Investment Operations.................      (4.94)     (3.67)     10.39          1.22
                                                        -------    -------    -------       -------
 Distributions to Shareholders
   From Net Realized Gains..........................         --      (0.22)     (0.13)           --
                                                        -------    -------    -------       -------
   Net Increase (Decrease) in Net Asset Value.......      (4.94)     (3.89)     10.26          1.22
                                                        -------    -------    -------       -------
   Net Asset Value -- End of Period.................     $12.65     $17.59     $21.48        $11.22
                                                        =======    =======    =======       =======
 TOTAL INVESTMENT RETURN............................     (28.08)%   (17.10)%    92.66%        12.20%(A)
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2)............       1.50%      1.50%      1.50%         1.50%(B)
   Expenses Before Reimbursement (Note 2)...........       3.24%      2.04%      8.23%        70.17%(B)
   Net Investment Loss After Reimbursement
     (Note 2).......................................      (1.01)%    (0.99)%    (0.85)%       (0.67)%(B)
   Net Investment Loss Before Reimbursement (Note
     2).............................................      (2.75)%    (1.54)%    (7.60)%      (69.34)%(B)
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate..........................        177%       130%        85%          129%
   Net Assets at End of Period (in thousands).......     $3,186     $5,411     $2,802          $205
   Number of Shares Outstanding at End of Period (in
     thousands).....................................        252        308        130            18
 ---------------------------------------------------

 (A) Total returns for periods of less than one year are not annualized
 (B) Annualized
 * From Commencement of Operations February 27, 1998

                       See Notes to Financial Statements.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
December 31, 2001

1. Significant Accounting Policies

     The Navellier Variable Insurance Series Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company authorized to issue multiple series of shares, each representing a portfolio of investments. The Fund currently has authorized one series, the Navellier Growth Portfolio (the "Growth Portfolio"), a diversified open-end management investment company. The Fund was established as a Maryland corporation organized on February 28, 1997. The Fund is authorized to issue 500,000,000 shares of capital stock with no stated par value of the Growth Portfolio. The Fund's shares are offered only to (a) insurance companies to fund benefits under their variable annuity contracts and variable life insurance policies and (b) tax-qualified pension and retirement plans ("Qualified Plans"), including participant-directed Qualified Plans which elect to make the Fund available as investment options for Qualified Plan participants. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows:

        (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Directors will value the Fund's securities in good faith. The Directors will periodically review this method of valuation and recommend changes which may be necessary to assure that the Fund's instruments are valued at fair value.

        (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

        (c) Dividends from net investment income are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

        (d) The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

        (e) Organizational expenses of the Growth Portfolio totaling $17,520 are being deferred and amortized over 60 months beginning with public offering of shares in the Fund. Any redemption by an initial investor during the amortization period will be reduced by a pro rata portion of any of the unamortized organization expenses. Such proration is to be calculated by dividing the number of initial shares redeemed by the number of initial shares outstanding at the date of redemption. At December 31, 2001, unamortized organization costs of the Growth Portfolio were $4,088.

2. Investment Advisory Fees and Other Transactions with Affiliates

     Investment advisory services are provided by Navellier & Associates, Inc. (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee at the annual rate of 0.85% of the daily net assets of the Growth Portfolio. The Adviser receives an annual fee equal to 0.25% of the Funds average daily net assets in connection with the rendering of services under the administrative services agreement and is reimbursed by the Fund for operating expenses incurred on behalf of the Fund. An officer and director of the Fund is also an officer and director of the Adviser.

     Under an agreement between the Fund and the Adviser, the Adviser has agreed to waive its advisory fee and/or reimburse expenses until the total portfolio operating expenses are at or below 1.50% of average annual net assets. This agreement is subject to termination at any time without notice to shareholders. During the year ended December 31, 2001, the Adviser paid certain operating expenses on a net basis of the Growth Portfolio totalling $68,065 under the operating expense agreement.

     At December 31, 2001, the Statement of Net Assets includes Advisory fees payable totalling $2,262 and Administrative fees payable totalling $665.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------

     Navellier Securities Corp. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Fund's shares, renders its services to the Fund pursuant to a distribution agreement. An officer and director of the Fund is also an officer and director of the Distributor.

     The Fund pays each of its Directors not affiliated with the Adviser $6,000 annually. For the year ended December 31, 2001, Directors' fees and expenses totaled $18,000.

3. Transfer Agent and Custodian

     FBR National Bank & Trust, formerly Rushmore Trust and Savings, FSB, provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, FBR National Bank & Trust serves as custodian of the Fund's assets. Fees paid to FBR National Bank & Trust are based upon a fee schedule approved by the Board of Directors.

4. Securities Transactions

     For the year ended December 31, 2001, the cost of purchases and proceeds from sales (including maturities) of securities (excluding short-term securities) were $6,542,676 and $6,780,853, respectively.

5. Unrealized Appreciation and Depreciation of Investments

     Unrealized appreciation and depreciation as of December 31, 2001, based on the cost for Federal income tax purposes is as follows:

                                                                GROWTH
                                                              PORTFOLIO
                                                              ----------
Gross Unrealized Appreciation...............................  $  417,230
Gross Unrealized Depreciation...............................     (41,655)
                                                              ----------
Net Unrealized Appreciation.................................  $  375,575
                                                              ==========
Cost of Investments for Federal Income Tax Purposes.........  $2,846,987
                                                              ==========

6. Federal Income Tax

     At December 31, 2001, for Federal income tax purposes, the Fund had a capital loss carryover of $3,081,868, of which $264,153 expires in 2008 and $2,817,715 expires in 2009, which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration.

     Permanent differences between tax and financial reporting of accumulated net investment income and net realized gain/loss are reclassified. As of December 31, 2001, $39,455 from accumulated net investment loss was reclassified to paid-in capital.

7. Borrowing Agreement

     The Fund has a short-term borrowing agreement with FBR National Bank & Trust which may be drawn upon for temporary purposes. For each short-term borrowing, the Fund pledges collateral. At December 31, 2001, the Fund had no borrowings outstanding.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
SUPPLEMENTAL INFORMATION
(unaudited)

Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request by calling (800) 887-8671.

--------------------------------------------------------------------------------------------------------------------
NAME                                       NO. OF                                                         OTHER
AGE                            TERM OF    FUNDS IN                                                    TRUSTEESHIPS/
ADDRESS                      OFFICE AND   COMPLEX                                                     DIRECTORSHIPS
POSITION WITH TRUST            TENURE     OVERSEEN     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
 Louis Navellier*            President       12      Mr. Navellier is and has been the CEO and        None
 44                          since                   President of Navellier & Associates Inc., an
 One East Liberty            February                investment management company since 1988; CEO
 Third Floor                 1998                    and President of Navellier Management, Inc., an
 Reno, NV 89501                                      investment management company since May 10,
                                                     1993; CEO and President of Navellier
 President                                           International Management, Inc., an investment
                                                     management company, since May 10, 1993; CEO and
                                                     President of Navellier Securities Corp. since
                                                     May 10, 1993; CEO and President of Navellier
                                                     Fund Management, Inc., an investment management
                                                     company, since November 30, 1995; and has been
                                                     publisher and editor of MPT Review from August
                                                     1987 to the present and was publisher and
                                                     editor of the predecessor investment advisory
                                                     newsletter OTC Insight, which he began in 1980
                                                     and wrote through July 1987.
--------------------------------------------------------------------------------------------------------------------
 Harvey L. Cohen             Director         1      Of Counsel, Dietze and Davis, P.C.,              None
 43                          since 2001              1999-present; prior thereto, Managing
 P.O. Box 1300                                       Shareholder, 1996 to 1999; prior thereto,
 Kilauea, Kauai, HI 96754                            Associate, 1990-1996.
 Director
--------------------------------------------------------------------------------------------------------------------
 James T. Farricker          Director         1      Director of Network Engineering, TeraBeam        Director,
 45                          since 2001              Networks a manufacturer of laser-fiberless       TeraBeam
 15717 451st Ave. S.E.                               optics, from 1999 to present; prior thereto,     Networks
 North Bend, WA 98045                                Technical Fellow and Chief Engineer, Boeing's
                                                     Computer and Network Organization, 1984 to
 Director                                            1999.
--------------------------------------------------------------------------------------------------------------------
 Robert G. Sharp             Director         1      Director, JMC Corp., a marketing company for     Director, JMC
 63                          since 1998              annuities and mutual funds, May 1995 to          Corp.
 843 Knapp Drive                                     present; President and CEO, Keyport Life
 Santa Barbara, CA 93108                             Insurance Co. from 1979 until his retirement in
                                                     1993
 Director
--------------------------------------------------------------------------------------------------------------------
 Christopher Schrobilgen*    Director         1      Marketing Director, Navellier and Associates,    None
 51                          since 1998              Inc. since 1994.
 One East Liberty
 Third Floor
 Reno, NV 89501
 Director
--------------------------------------------------------------------------------------------------------------------
 Arjen Kuyper*               Treasurer       12      Mr. Kuyper is COO of Navellier & Associates,     None
 45                          since 1998              Inc. and has been since September 1, 1998.
 One East Liberty                                    Prior to that he was operations manager for
 Third Floor                                         Navellier & Associates, Inc. since 1992 and
 Reno, NV 89501                                      operations manager for Navellier Management,
                                                     Inc. and for Navellier Securities Corp., since
 Treasurer                                           1993.
--------------------------------------------------------------------------------------------------------------------

*Interested person

Each Director will hold office until the Fund's next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
NAVELLIER VARIABLE INSURANCE SERIES FUND
RENO, NEVADA

      We have audited the accompanying statement of net assets of Navellier Growth Portfolio, a series of shares of the Navellier Variable Insurance Series Fund, as of December 31, 2001, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Navellier Growth Portfolio as of December 31, 2001, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

LOGO

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 15, 2002

                               Navellier Offices:
                          One East Liberty Third Floor
                               Reno, Nevada 89501
                              800-887-8671 P.S.T.

                          Custodian & Transfer Agent:
                           FBR National Bank & Trust
                              4922 Fairmont Avenue
                               Bethesda, MD 20814
                              800-622-1386 E.S.T.